                                                                    EXHIBIT 10.9


THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                              STAN LEE MEDIA, INC.
                        WARRANT TO PURCHASE COMMON STOCK

               This is to certify that, for value received, VMR LUXEMBOURG S.A. (the "Holder" and/or "Warrantholder"), is entitled to purchase from STAN LEE MEDIA, INC., a Colorado corporation (the "Company"), twenty-five thousand (25,000) shares of Common Stock, no par value per share, of the Company ("Common Stock"), at a purchase price per share of Six and 18/100 Dollars ($6.18) at such times and under such terms and conditions as are hereinafter stated; provided that the number of shares of Common Stock to be received upon exercise of this Warrant and the price to be paid for a share of Common Stock shall be adjusted from time to time as hereinafter set forth. The Common Stock subject to this Warrant is hereinafter sometimes referred to as "Warrant Stock," and the exercise price of a share of Warrant Stock, in effect at any time and as adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price."

I.      EXERCISE OF WARRANT

               SECTION 1.01. Exercise Period. Holder may exercise this Warrant in whole or part at any time and from time to time after the date hereof to and including the day immediately preceding 5:00 P.M. (Los Angeles time) three years from the date hereof, as to all shares of Warrant Stock.

               SECTION 1.02. Method of Exercise. Each exercise of this Warrant shall be accomplished by presentation and delivery to the Company of a Notice of Exercise in the form designated as Exhibit A attached hereto and incorporated herein by reference, duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such Notice of Exercise, together with all Federal and state taxes applicable upon such exercise.


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II.     RESERVATION OF SHARES

               The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon full exercise of this Warrant.

III.    FRACTIONAL SHARES

               No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the cash value of any fraction of a share of Common Stock upon the exercise of the Warrant.

IV.     RIGHTS OF HOLDER

               Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company either at law or in equity, and the rights of Holder under this Warrant are limited to those expressed herein.

V.      ANTI-DILUTION PROVISIONS

               SECTION 5.01. Adjustments of Exercise Price. Unless otherwise specified herein, if the Company should at any time or from time to time hereafter issue or sell any shares of its Common Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Exercise Price of the shares shall be adjusted to a price (computed to the nearest cent) determined by dividing (1) the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale and (b) the consideration, if any, received by the Company upon such issue or sale by (2) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of this Section 5.01, the following provisions shall also be applicable:

               (a) Options and Warrants. Except for options and warrants to purchase shares pursuant to written compensatory agreements with Company employees and/or consultants, and except for options and warrants not to exceed an additional three million (3,000,000) shares of Common Stock of the Company from time to time outstanding, as are issued upon exercise of options granted or to be granted under any stock option plan of the Company which provides for the grant of stock options to employees, consultants and directors of the Company, or as hereinafter adopted by the Company pursuant to any future registrations on Forms S-4 and/or S-8, if at any time hereafter the Company shall, in any manner, grant any right to subscribe for or to purchase, or any option for the purchase of Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") other than this Warrant, and the minimum price per share for which Common Stock is issuable pursuant to such rights or option or upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the


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

granting of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof by (2) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; provided further that upon the expiration of such rights (including rights to convert or exchange) or options, (1) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights or options (including rights to convert or exchange), which were not exercised shall no longer be deemed to be issued and outstanding, and (2) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the shares of Common Stock actually issued upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.

               (b) Convertible Securities. If the Company shall in any manner issue or sell any Convertible Securities, and the minimum price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; provided further, that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 5.01, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

               (c) Reclassifications, etc. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of such Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such


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Common Stock. If any share of Common Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such shares of such Common Stock, Convertible Securities, rights, or options.

               (d) Determination of Date of Issue. If the Company shall take a record of the holders of any Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (2) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the share of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (e) Treasury Shares. For the purpose of this Section, shares of Common Stock at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

               SECTION 5.02. Adjustment of Number of Shares. Notwithstanding anything contained in this Article V to the contrary, if the Company shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, then the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

               SECTION 5.03. Number of Shares Adjusted. Upon any adjustment of the Exercise Price, Holder shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

               SECTION 5.04. Common Stock Defined. "Common Stock" means the Company's common stock authorized as of the date hereof and any other class of stock hereinafter authorized ranking on a parity with such Common Stock.


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

VI.     RECLASSIFICATION, REORGANIZATION OR MERGER

               In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), or in case of any sale or conveyance to any other corporation of the property and assets of the Company as an entirety or substantially as an entirety, as a condition to any of the foregoing, the Company shall cause effective provision to be made so that Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance as if Holder had exercised this Warrant prior to such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Article shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 5.01 hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on Holder.

VII.    SPIN-OFFS

               In the event the Company spins off a subsidiary by distributing to the shareholders of the Company, as a dividend or otherwise, the stock of the subsidiary, the Company shall reserve, for the life of this Warrant, shares of the subsidiary to be delivered to Holder upon exercising this Warrant to the same extent as if Holder were the owner of record of the Warrant Stock on the record date for payment of the shares of the subsidiary.

VIII.   REGISTRATION RIGHTS

               SECTION 8.01. Piggyback Registration. If the Company at any times proposes to file a registration statement under the Act respecting any securities of the Company on a form appropriate for registration of a sale of Warrant Stock (excluding registrations of shares of Common Stock to be offered in connection with the Company's employee benefit plans and registrations of securities to be offered by the Company in connection with acquisitions, mergers or similar transactions), it will at such time give written notice to Holder of its intention to do so. Upon the written request of Holder given within 15 days after receipt of any such


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notice (which request shall specify the Warrant Stock intended to be sold or disposed of by Holder and describe the nature of any proposed sale or other disposition thereof), the Company shall use its best efforts, but shall not be obligated, to cause all such Warrant Stock specified in such request to be so registered. In the event that any such registration shall be underwritten, if the underwriters notify the Company in writing that the inclusion in such underwriting of such Warrant Stock would materially and adversely affect the underwriting, the Company shall have the right not to include such Warrant Stock.

               SECTION 8.02. Other Registrations. If, in connection with a registration under the Act, any Warrant Stock requires registration or qualification with or approval of any United States or state governmental official or authority other than registration under the Act before the Warrant Stock may be sold, the Company shall use its best efforts to cause any such Warrant Stock to be duly registered or approved as may be required; provided, however, that the Company shall not be required to give a general consent to service of process or to qualify as a foreign corporation or subject itself to taxation as doing business in any such state.

               SECTION 8.03. Registration Obligations. The Company shall deliver to Holder after effectiveness of any registration under this Warrant such reasonable number of copies of a definitive prospectus included in such registration statement and of any revised or supplemental prospectus filed as Holder may from time to time request. The Company shall file post-effective amendments or supplements to such registration statement for a period of up to 90 days after the commencement of the offering and so long as a prospectus is required to be delivered under the Act in order that the registration statement may be effective at all times during such period and at all times comply with the various applicable federal and state securities laws (after which period the Company may withdraw such Warrant Stock from registration), and shall deliver copies of the prospectus contained therein as hereinabove provided. Holder shall notify the Company when his sales are completed.

               Prior to filing a registration statement which includes Warrant Stock, the Company shall (i) provide copies of such registration statement at a reasonable time before it is filed for the review of Holder and the underwriters of Holder; and (ii) make available to such Holders or underwriters the appropriate employees and records for purposes of performing the requisite "due diligence".

               SECTION 8.04. Expenses. In any registration pursuant to Section
8.01 of this Warrant, Holder shall pay the Company for the incremental portion of the federal and state registration and filing fees attributable to the Warrant Stock and shall pay all underwriting commissions, discounts, underwriting expenses and taxes attributable to the Warrant Stock.

               SECTION 8.05. Indemnity. The Company shall indemnify Holder and each underwriter of Warrant Stock (and any person who controls such underwriter within the meaning of Section 15 of the Securities Act) against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related registration statement, notification or the like or from any


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omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon information furnished in writing to the Company by Holder or such underwriter expressly for use therein and used in accordance with such writing.

               Holder shall furnish to the Company such information concerning Holder as may be requested by the Company which is necessary in connection with any registration or qualification of Warrant Stock pursuant to Section 8.01 hereof, and to indemnify the Company, its officers and directors and each underwriter of the Company's securities (and any person who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act), against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of material fact contained in a prospectus or any related registration statement, notification or the like, or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent the same was derived from information furnished in writing to the Company by Holder expressly for use therein and used in accordance with such writing.

               If any action is brought or any claim is made against any persons indemnified pursuant to this Section in respect of which indemnity may be sought against the indemnitor pursuant to this Section, such person shall promptly notify the indemnitor in writing of the institution of such action or the making of such claim and the indemnitor shall promptly notify the indemnitor in writing of the institution of such action or the making of such claim and the indemnitor shall assume the defense of such action or claim, including the employment of counsel and payment of expenses. Such person shall have the right to employ his, its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such person unless the employment of such counsel shall have been authorized in writing by the indemnitor in connection with the defense of such action or claim or the indemnitor shall not have employed counsel to have charge of the defense of such action or claim or such indemnified party or parties shall have reasonably concluded that there may be defenses available to him, it or them which are different from or additional to those available to the indemnitor (in which the case the indemnitor shall have the right to direct any different or additional defense of such action or claim on behalf of the indemnified party or parties), in any of which events such fees and expenses of not more than one additional counsel for the indemnified person shall be borne by the indemnitor. Except as expressly provided above, in the event that the indemnitor shall not previously have assumed the defense of any such action or claim, at such time as the indemnitor does not assume the defense of such action or claim, the indemnitor shall thereafter be liable to any person indemnified pursuant to this Section for any legal or other expenses subsequently incurred by such person in investigating, preparing or defending against such action or claim. Anything in this Section to the contrary notwithstanding, the indemnitor shall not be liable for any settlement of any such claim or action effected without its written consent.


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IX.     PAYMENT OF TAXES

               The Company will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for shares of Common Stock in the name other than that of the Holder of the Warrant.

X.      NOTICES

               All notices, requests, demands and other communications hereunder shall be in writing and may be personally delivered or sent by telecopy or first class certified or registered mail. Any notice, request, demand or other communication required or permitted hereunder shall be deemed effectively given
(i) on the date of delivery if personally delivered, (ii) three business days after deposit in the mails if mailed by first class certified or registered mail, postage prepaid, or (iii) twenty-four hours after being sent by telecopy, with confirmation sheet. All such notices, certificates, requests, demands and other communications shall be sent or given to the addresses indicated below or at such other address(es) as a party may specify by written notice:

        If to Company:              Stan Lee Media, Inc.
                                    15821 Ventura Boulevard, Suite 675
                                    Encino, CA   91436
                                    Attention of Chief Operating Officer
                                    Fax: (818) 461-1757

        If to Holder:               VMR Luxembourg S.A.
                                    c/o VMR Capital Markets U.S.
                                    1901 Avenue of the Stars, Suite 1500
                                    Los Angeles, CA   90067
                                    Attention of President.
                                    Fax: (310) 286-2373

XI.     REDEMPTION

               Subject to the provisions of this Agreement, on not less than fifteen (15) days notice given at any time after the first anniversary of this Agreement, the Warrant Stock may be redeemed at the option of the Company at a redemption price of $.05 per Warrant Share, provided the closing price of the Company's Common Stock exceeds Eight Dollars ($8.00) for thirty (30) consecutive trading days. For these purposes, the closing price of the Common Stock shall be determined by the closing bid price, as reported on The NASDAQ SmallCap Stock Market or National Market System or any comparable system or, if the Company's Common Stock is not reported on The NASDAQ SmallCap Stock Market or National Market System or a comparable system, the average of the closing bid and asked prices as furnished by two


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members of the National Association of Securities Dealers, Inc. reasonably selected by the Company for that purpose.

               In case the Company shall desire to exercise its right to redeem the Warrant Stock, it shall mail a notice of redemption to the Holder, first class, postage prepaid, not later than the fifteenth (15th) day before the date fixed for redemption at its last address set forth in the Company's records. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. The redemption notice shall specify the redemption price, the date fixed for redemption (the "Redemption Date"), the place where the Warrants shall be delivered and the redemption price paid, and that the right to exercise the Warrants shall terminate at 5:00 P.M. (Los Angeles time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except to a holder to whom notice was not mailed or whose notice was defective. An affidavit by the Company Secretary that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated herein. On and after the Redemption Date, the Holder shall have no further rights except to receive, upon surrender of the Warrant, the redemption price. From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder of the Warrant Stock to be redeemed, deliver or cause to be delivered to or upon the written order of the Holder a sum in cash equal to the redemption price of each such Warrant Share. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all Warrant Stock called for redemption, such Warrant Stock shall expire and become void and all rights hereunder, except the right to receive payment of the redemption price, shall cease.

XII.    WARRANTHOLDER NOT DEEMED STOCKHOLDER

               The Holder shall not, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrant Stock for any purpose whatsoever, nor shall anything set forth in this Agreement be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

XIII.   GOVERNING LAW

               This Agreement shall be governed by the laws of the State of California without regard to principles of conflicts of laws.


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

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this October , 1999.

               COMPANY:             STAN LEE MEDIA, INC.


                              By: /s/ Gill Champion
                                  ----------------------------------------
                                  Gill Champion, Vice President & COO


               HOLDER:       VMR LUXEMBOURG S.A.


                                    By:
                                       -----------------------------------
                                         [Signature]


                                    --------------------------------------
                                    [Name and Title]




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

                                    EXHIBIT A
                                     [FRONT]
             WARRANT TO PURCHASE ________________________ SHARES OF COMMON STOCK
                              VOID AFTER 5:00 P.M.,
                        PACIFIC TIME ON OCTOBER __ , 2002
                              STAN LEE MEDIA, INC.

               This certifies that, for value received, VMR LUXEMBOURG S.A., the registered holder hereof (the "Warrantholder") is entitled to purchase from Stan Lee Media, Inc., a Colorado corporation (the "Company"), at any time during the period commencing at 9:00 A.M., Pacific Time, on October , 1999, and continuing through 5:00 P.M. Pacific Time, on October , 2002, at the purchase price per share of Common Stock of Dollars ($ ) (the "Warrant Price"), the number of shares of Common Stock of the Company set forth above (the "Common Stock"). The number of shares of Common Stock of the Company purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in the Warrant Agreement dated October , 1999 (the "Warrant Agreement") between the Company and Warrantholder, to all of which the Warrantholder by acceptance hereof consents.

               The Warrant evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed and simultaneous payment and/or cancellation of indebtedness of the Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in cash, by check, or by wire transfer. The Warrant evidenced hereby represents the right to purchase an aggregate of up to ____________________________ (_______) shares of the Company's Common Stock and is issued under and in accordance with the Warrant Agreement.

               Upon any partial exercise of the Warrant evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrant evidenced hereby shall not have been exercised. The Warrant or any portion thereof may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrant Certificates representing the same aggregate number of shares of Common Stock as here evidenced by the Warrant exchanged. No fractional shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction of a share of Common Stock upon the exercise of the Warrant.

               This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.

                                    STAN LEE MEDIA, INC.,


Dated: October ____, 1999           By:
                                        ---------------------------------------
                                            Gill Champion, Vice President & COO


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

                                     [BACK]
                              STAN LEE MEDIA, INC.
                                  PURCHASE FORM

                                Mailing Address:
                              STAN LEE MEDIA, INC.
                       15821 Ventura Boulevard, Suite 675
                                Encino, CA 91436

               The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder __________________, shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of: ___________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


                (Please print or type name, address and taxpayer
                      i.d. number/Social Security Number)

and if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder as below indicated and delivered to the address stated below.

Dated:
       -------------------------------------------------------------------------

Name of Warrantholder or Assignee:
                                   ---------------------------------------------

Address:
         -----------------------------------------------------------------------

Signature:
           ---------------------------------------------------------------------

        Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.



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